Supplement Dated August 29, 2022
To The Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, PERSPECTIVE II®, RETIREMENT LATITUDES®,
PERSPECTIVE ADVISORS IISM, ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®,
PERSPECTIVE L SERIESSM, FIFTH THIRD PERSPECTIVE, and PERSPECTIVE REWARDS®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and ELITE ACCESS ADVISORY II®
FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY, and PERSPECTIVE FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

➢    Effective August 29, 2022, in the section titled “APPENDIX A (Funds Available Under the Contract)”, the expense information and respective footnotes for the JNL/WMC Government Money Market Fund are revised as follows:

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
	JNL/WMC Government Money Market Fund
Domestic/Global Fixed-Income	(Wellington Management Company LLP)	1.36%[5]	0%	0.60%	0.30%

5	Reflects expenses estimated for the current fiscal year.
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(To be used with JMV23537 04/22, JMV21086 04/22, JMV23538 04/22, JMV21451 04/22, JMV21452 04/22, VC5869 04/22, JMV8037 04/22, JMV8037BE 04/22, JMV7697 04/22, VC5890 04/22, VC3656 04/22, VC4224 04/22, FVC4224FT 04/22, JMV8798 04/22, JMV9476 04/22, JMV16966 04/22, JMV9476WF 04/22, VC5995 04/22, and JMV2731 04/22)

JFV101455 08/22